UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2005
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Underwriting Agreement Standard Terms
Form of Officers' Certificate
Form of Second Amended and Restated Trust Agreement
Form of Guarantee Agreement

ITEM 8.01 OTHER EVENTS.
     U.S. Bancorp, a Delaware corporation (the “Company”), and USB Capital VII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on August 15, 2005 the public offering of $300,000,000 aggregate principal amount of the Trust’s 5.875% Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated August 3, 2005, with Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as representatives (the “Representatives”) of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (August 3, 2005). The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and Delaware Trust Company, National Association, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 5.875% Junior Subordinated Debentures of the Company (the “Junior Subordinated Debentures”), due August 15, 2035, issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated April 28, 2005, as supplemented by the First Supplemental Indenture, dated August 3, 2005, between the Company and Delaware Trust Company, National Association, as Debenture Trustee, and the Officers’ Certificate dated August 15, 2005, pursuant to Section 3.1 of the Indenture. The Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-124535).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.
1.1	Underwriting Agreement, dated August 3, 2005, between U.S. Bancorp, the Trust and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (August 3, 2005).

4.1	Officers’ Certificate dated August 15, 2005 pursuant to Section 3.1 of the Junior Subordinated Indenture dated as of April 28, 2005, as supplemented, between U.S. Bancorp and Delaware Trust Company, National Association, as Debenture Trustee (excluding exhibits thereto).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen Junior Subordinated Debenture (included as part of Junior Subordinated Indenture dated April 28, 2005, between U.S. Bancorp and Delaware Trust Company, National Association, as Junior Subordinated

Trustee, incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Registration Statement on Form S-4 (File No. 333-124535)).

4.4	Second Amended and Restated Trust Agreement dated August 15, 2005 between U.S. Bancorp, Delaware Trust Company, National Association, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.5	Guarantee Agreement dated August 15, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as Guarantee Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005	U.S. BANCORP
	By:	/s/ Lee R. Mitau
		Name:	Lee R. Mitau
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
1.1	Underwriting Agreement, dated August 3, 2005, between U.S. Bancorp, the Trust and Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as Representatives of the Underwriters.

1.2	U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (August 3, 2005).

4.1	Officers’ Certificate dated August 15, 2005 pursuant to Section 3.1 of the Junior Subordinated Indenture dated as of April 28, 2005, as supplemented, between U.S. Bancorp and Delaware Trust Company, National Association, as Debenture Trustee (excluding exhibits thereto).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen Junior Subordinated Debenture (included as part of Junior Subordinated Indenture dated April 28, 2005, between U.S. Bancorp and Delaware Trust Company, National Association, as Junior Subordinated Trustee, incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Registration Statement on Form S-4 (File No. 333-124535)).

4.4	Second Amended and Restated Trust Agreement dated August 15, 2005 between U.S. Bancorp, Delaware Trust Company, National Association, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

4.5	Guarantee Agreement dated August 15, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as Guarantee Trustee.